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                                                                   EXHIBIT 10(i)

                                   ONEIDA LTD.
                    2000 NON-EMPLOYEE DIRECTORS' EQUITY PLAN


         1. Purpose of the Plan.

                  The purposes of this Oneida Ltd. 2000 Non-Employee Directors' Equity Plan are to encourage non-employee directors of Oneida Ltd. to purchase shares of the Company's common stock.

         2. Definitions and Construction.

                  (a) Definitions. The following terms shall be defined as set forth below:

                  "Annual Retainer" means the cash portion of (i) any annual fee payable to an Eligible Director for service on the Board and (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board.

                  "Award Meeting" means the meeting of the Board at which Annual Retainers are paid to Eligible Directors for the preceding Fiscal Year.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable ruling and regulations thereunder.

                  "Committee" means such committee, if any, appointed by the Board to administer the Plan pursuant to Section 4(b) of the Plan.

                  "Common Stock" means the common stock of the Company, par value $1.00 per share.

                  "Company" means Oneida Ltd., a New York corporation and any successor to all or substantially all of the business or assets thereof.

                  "Eligible Director" means a person who is a member of the Board who is not a current employee of the Company or its Subsidiaries.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the applicable ruling and regulations thereunder.

                  "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board. In the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall equal the average closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange for the trading day preceding the relevant date of determination or, if Common Stock was not traded on such trading date, the immediate preceding date on which Common Stock was traded.

                  "Fiscal Year" means the Company's fiscal year which ends on the last Saturday in each January.

                  "Plan" means the Oneida Ltd. Non-Employee Directors' Equity Plan, as amended from time to time.

                  "Stock Award" means an award of Common Stock pursuant to
         Section 6 of the Plan.

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                  "Subsidiary" means any corporation of which the Company,
         directly or indirectly, controls fifty percent or more of the total combined voting power entitled to vote in the election of directors.

                  (b) Construction. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

         3. Shares Subject to the Plan.

                  Except as provided in Section 8, the aggregate number of shares of Common Stock that may be issued under the Plan is 50,000. The number of authorized shares of Common Stock may be increased from time to time by approval of the Board and a majority of the shareholders of Common Stock or by written consent of a majority of the shareholders of Common Stock. Such shares may include authorized but unissued shares of Common Stock, treasury shares or any combination thereof. In the event the number of shares of Common Stock issued under the Plan and the number of shares of Common Stock subject to outstanding awards equals the maximum number of shares of Common Stock authorized under the Plan, no further awards shall be made unless the Plan is amended or additional shares of Common Stock become available for further awards under the Plan.

         4. Administration of the Plan.

                  (a) Administration. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to:

                  (i) make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

                  (ii) interpret and construe the Plan and the rules and regulations of the Board, to resolve ambiguities, inconsistencies or omissions in the text of the Plan and to take such other action as may be necessary or advisable for the orderly administration of the Plan;

                  (iii) delegate to any person the authority to carry out such administrative duties, powers and authority relative to the administration of the Plan as the Board may determine;

                  (iv) make any and all factual determinations in connection with the administration and implementation of the Plan; and

                  (v) review actions taken by the Committee or any other person to whom authority is delegated under the Plan.

                  (b) Delegation to the Committee. The Board, in its discretion, may delegate to a committee of the board of directors, consisting exclusively of members of the Board who are not Eligible Directors (the "Committee") a portion or all of its authority for administration of the Plan and, if such delegation occurs, all references to the Board in this Plan shall be deemed references to the Committee to the extent provided in the resolution establishing the Committee.

         5. Participation.

                  Subject to the terms and conditions set forth in the Plan, each Eligible Director shall be eligible to elect to receive all or a portion of his Annual Retainer in the form of a Stock Award.

         6. Stock Award.

                  (a) In General. Each Eligible Director may make an election (the "Election") to receive any or all of his Annual Retainer for the immediate preceding Fiscal Year in the form of a Stock Award. The Election

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must be in writing and delivered to the Secretary of the Company no later than the date of the Award Meeting. Any Election made by a Eligible Director pursuant to this Section 6(a) shall be irrevocable and must be approved by the Board prior to any Stock Award being granted.

                  (b) Date of Grant, Number of Shares. Stock Awards will be granted to Eligible Directors as of the date of the Award Meeting. The Board shall determine the total number of shares of Common Stock to be included in each Stock Award by dividing the amount of the Eligible Director's Annual Retainer that is elected by such Eligible Director to be paid as Common Stock by the Fair Market Value of a share of Common Stock on the date the Stock Award is granted. In no event shall the Company be required to issue fractional shares. A fractional share of Common Stock that would otherwise be required to be issued under this Section 6 shall be paid in cash based upon the Fair Market Value of such fractional share.

                  (c) Vesting. An Eligible Director shall at all times be fully vested in his Stock Award.

                  (d) Rights as a Stockholder and Transferability. An Eligible Director who elects to receive a Stock Award shall have all voting, dividend, liquidation and other rights as a shareholder with respect to such Stock Award. Subject to Sections 12(f) and (g), the Common Stock subject to such Stock Award shall be freely transferable.

                  (e) Delivery of Share Certificates. As soon as practicable following the granting of Stock Awards the Company shall deliver to the Eligible Director, or such person designated by the Eligible Director, a share certificate for the number of shares of Common Stock corresponding to such Stock Award. Shares delivered in settlement of Stock Awards shall be free of all such restrictions, except any that may be imposed under applicable law or the Company's trading policy.

         7. Amendment and Termination.

                  The Board may amend, alter, suspend or terminate the Plan in whole or in part at any time and from time to time. The Board may amend the terms of any Stock Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Eligible Director without the Eligible Director's written consent. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan or any Stock Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

         8. Adjustment Upon Changes in Capital Structure.

                  Notwithstanding any other provisions of the Plan, the Board may at any time make or provide for such adjustments to the Plan, to the number, kind and class of shares available thereunder or to any outstanding Stock Award as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations or any similar corporate action or proceeding.

         9. Unfunded Status of the Plan.

                  The Plan is unfunded. Nothing contained herein shall give any Eligible Director any rights that are greater than those of a general creditor of the Company.

         10. Effective Date and Term of the Plan.

                  The Plan shall be effective as of February 1, 2000 (the "Effective Date"); subject to the approval by the Company's shareholders at or prior to the first annual meeting of shareholders following the Effective Date. If shareholder approval is not obtained at or prior to the first annual meeting of shareholders following the Effective Date, the Plan and any Stock Awards thereunder shall terminate ab initio and be of no further force and effect. The

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Plan shall continue in effect until the earlier of (a) the annual meeting of shareholders in 2010, or (b) the termination of the Plan by action of the Board.

         11. General Provisions.

                  (a) Investment Representations. The Company may require any Eligible Director to whom a Stock Award is granted, as a condition of receiving such Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b) No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (c) No Restrictions on Adoption of Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements (subject to stockholder approval, if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.

                  (d) No Right to Re-Election. The adoption of the Plan shall not interfere in any way with the right of the Company to terminate its relationship with any of its directors at any time or require the Company to nominate any Eligible Director to the Board.

                  (e) Tax Withholding. To the extent required by applicable law and regulation, the Company may require an Eligible Director to arrange for the payment of any federal, state or local income or other tax applicable to the Common Stock granted hereunder.

                  (f) Compliance with Securities Laws. Each Stock Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such Common Stock may not be accepted in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

                  (g) Compliance with Rule 16b-3. The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act, and the Board shall interpret and administer the provisions of the Plan in a manner consistent therewith.

                  (h) Applicable Law. The Plan shall be governed by and subject to the laws of the State of New York and to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

                  (i) Severability. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

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                  (j) Headings. The headings of sections herein are included for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

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